                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                   AND WAIVER

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment"),
                                                                ---------
dated as of December 14, 2001 is by and among ADVANCED GLASSFIBER YARNS LLC, a Delaware limited liability company (the "Borrower"), those Domestic Subsidiaries
                                         --------
of the Borrower party hereto (collectively the "Guarantors"), the several banks
                                                ----------
and other financial institutions party hereto (the "Lenders") and FIRST UNION
                                                    -------
NATIONAL BANK, a national banking association, as agent for the Lenders (the "Agent").
 -----

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement dated as of September 30, 1998 among the Borrower, the Guarantors, the Lenders party thereto and the Agent, as amended by that certain Syndication Amendment and Assignment dated as of November 30, 1998 and that certain Second Amendment to Credit Agreement dated as of December 16, 1999 (the "Existing Credit Agreement"), the Lenders have
                           -------------------------
extended commitments to make certain credit facilities available to the Borrower; and

     WHEREAS, the parties hereto have agreed to further amend the Existing Credit Agreement as set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

          SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or
                       -------------------
     the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

               "Amended Credit Agreement" means the Existing Credit Agreement as
                ------------------------
       amended hereby.

               "Amendment Effective Date" is defined in Subpart 4.1.
                ------------------------                -----------

          SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the
                       -----------------
     context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part II. Except as so amended, the Existing Credit Agreement shall continue in
-------
full force and effect.

          SUBPART 2.1. Amendments to Section 1.1. Section 1.1 of the Existing
                       -------------------------
     Credit Agreement is hereby amended as follows:

          (a) The definition of "Applicable Percentage" is hereby amended by deleting the paragraph following the pricing grid and replacing it with the following:

               The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Agent has received from the Borrower the quarterly financial information and certifications required to be delivered to the Agent and the Lenders in accordance with the provisions of Sections 5.1(b) and 5.2(b) (each an "Interest Determination Date").
                                                ---------------------------
           Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. The initial Applicable Percentages for (a) Revolving Loans and Tranche A Term Loans that are Alternate Base Rate Loans on the Third Amendment Effective Date shall be 2.50% (the "Interim Pro Rata Base
                                                         ---------------------
           Rate Margin") and (b) (i) Revolving Loans and Tranche A Term Loans
           -----------
           that are LIBOR Rate Loans and (ii) the Letter of Credit Fee on the Third Amendment Effective Date shall be 3.75% (the "Interim Pro Rata
                                                               ----------------
           LIBOR Margin"). The initial Applicable Percentages for (a) Tranche B
           ------------
           Term Loans that are Alternate Base Rate Loans on the Third Amendment Effective Date shall be 3.25% (the "Interim B Base Rate Margin") and
                                               --------------------------
           (b) Tranche B Term Loans that are LIBOR Rate Loans on the Third Amendment Effective Date shall be 4.50% (the "Interim B LIBOR
                                                         ---------------
           Margin"). Subsequent to the Third Amendment Effective Date, the
           ------
           Applicable Percentages shall remain at the Interim Pro Rata Base Rate Margin, the Interim Pro Rata LIBOR Margin, the Interim B Base Rate Margin or the Interim B LIBOR Margin, as appropriate, until the first Interest Determination Date occurring after June 30, 2002. After June 30, 2002, if the Borrower shall fail to provide the quarterly financial information and certifications in accordance with the provisions of Sections 5.1(b) and 5.2(b), the Applicable Percentages from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Agent and the Lenders, be set at the Interim Pro Rata Base Rate Margin, the Interim Pro Rata LIBOR Margin, the Interim B Base Rate Margin or the Interim B LIBOR Margin, as appropriate, until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio. For purposes hereof, the Leverage Ratio shall be determined in accordance with
           Section 5.9(a).

           (b) The definition of "Consolidated EBITDA" is hereby deleted in its entirety and replaced with the following:

               "Consolidated EBITDA" shall mean, for any period, Consolidated
                -------------------
           Net Income plus the sum of (i) Consolidated Interest Expense plus
                                                                        ----
           interest expense not payable in cash and amortization of debt discount and premium, for such period, plus, to the extent the
                                                  ----
           following items are deducted in calculating Consolidated Net Income,
           (ii) all provisions for any Federal, state, local and foreign income, value added, ad valorem and similar taxes for such period, plus (iii)
                                                                      ----
           depreciation, amortization and nonrecurring noncash charges for such period, plus (iv) losses (or minus gains) on the sale or disposition
                   ----
           of assets outside the ordinary course of business for such period, plus (v) restructuring charges or other non-recurring items or
           ----
           expenses incurred in connection with the Acquisition (A) up to the amounts and for the fiscal quarters as set forth on Schedule
                                                               --------
           1.1(a)(i) and (B) as agreed to by the Agent up to an aggregate amount
           ---------
           not to exceed $2,000,000 for the fiscal quarters ending on or prior to September 30, 1999, for such period, plus (vi) all one-time
                                                   ----
           severance costs paid in cash or accrued during the fiscal quarter ending December 31, 2001 in an amount of up to $2,000,000, of the Borrower and its Subsidiaries on a consolidated basis as determined in accordance with GAAP applied on a consistent basis. Except as otherwise specified, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

           (c) The definition of "Consolidated Net Worth" is hereby deleted in its entirety and replaced with the following:

               "Consolidated Net Worth" shall mean total stockholders' equity
                ----------------------
           less other comprehensive income for the Borrower and its Subsidiaries on a consolidated basis as determined at a particular date in accordance with GAAP applied on a consistent basis.

           (d) The definition of "Permitted Investments" is hereby amended as follows:

               (i) Clause (vii) is hereby deleted in its entirety and replaced with the following: "(vii) [Intentionally Omitted]."

               (ii) Clause (viii) is hereby deleted in its entirety and replaced with the following: "(viii) [Intentionally Omitted]."

           (e) The following definitions are hereby added in appropriate alphabetical order:

           (i) "Senior Funded Debt" shall mean all Consolidated Funded Debt that
                ------------------
     is not subordinated in right of payment to the Credit Party Obligations. Senior Funded Debt shall not include Indebtedness outstanding under the Subordinated Debt Documentation.

           (ii) "Senior Leverage Ratio" means the ratio of (i) Senior Funded
                 ---------------------
     Debt to (ii) Consolidated EBITDA.

           (iii) "Third Amendment" shall mean that certain Third Amendment to
                  ---------------
     Credit Agreement and Waiver dated as of December 14, 2001 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Agent.

           (iv) "Third Amendment Effective Date" shall mean the Amendment
                 ------------------------------
     Effective Date, as defined in the Third Amendment.

     SUBPART 2.2. Amendment to Section 2.1(a). Section 2.1(a) of the Existing
                  ---------------------------
Credit Agreement is hereby amended by adding the following paragraph at the end thereof:

           Notwithstanding anything to the contrary contained herein, in no event shall the Borrower be permitted to borrow Revolving Loans in a principal amount greater than $50,000,000 (the "Borrowing Cap") until such
                                                      -------------
      date as the Borrower has demonstrated to the satisfaction of the Agent that the Borrower is in compliance with all of the financial covenants set forth in Section 5.9 of the Existing Credit Agreement, as such Section was in effect on September 30, 1998 without giving effect to any subsequent amendments thereto, at which time the Borrowing Cap shall terminate. Additionally, at the request of the Borrower, the Borrowing Cap may be increased with the consent of the Required Lenders, but may not be increased to an amount greater than the Revolving Committed Amount in effect on the Third Amendment Effective Date.

           SUBPART 2.3. Amendment to Section 2.7(b)(i). Section 2.7(b)(i) of
                        ------------------------------
the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

           (i) Revolving Committed Amount/Borrowing Cap. If at any time the sum
               ----------------------------------------
      of the aggregate principal amount of outstanding Revolving Loans plus
                                                                       ----
      Swingline Loans plus LOC Obligations shall exceed the lesser of (A) the
                      ----
      Borrowing Cap then in effect or (B) the aggregate Revolving Committed Amount then in effect, the Borrower immediately shall prepay the Revolving Loans and (after all Revolving Loans have been repaid) cash collateralize the LOC Obligations, in an amount sufficient to eliminate such excess.

      SUBPART 2.4. Amendment to Section 2.9(b). Section 2.9(b) of the Existing
                   ---------------------------
Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

            If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon, or (iii) any fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum (the "Default Rate") which is (A) after the Third Amendment Effective Date and until the first Interest Determination Date occurring after June 30, 2002, (x) in the case of overdue principal, the rate that would otherwise be applicable thereto plus 2% or (y) in the
                                                       ----
       case of overdue interest (to the extent permitted by applicable law), fees or other amounts, the Alternate Base Rate, plus the Interim B Base
                                                       ----
       Rate Margin plus 2%, in each case from the date of such non-payment until
                   ----
       such amount is paid in full (after as well as before judgment), and (B) on and after the first Interest Determination Date occurring after June 30, 2002, (x) in the case of overdue principal, the rate that would otherwise be applicable thereto assuming Level I interest rate margins (as appearing in the definition of "Applicable Percentage") were then in effect, plus 2% or (y) in the case of overdue interest (to the extent
               ----
       permitted by applicable law), fees or other amounts, the Alternate Base Rate, plus the highest Applicable Percentage for Term Loans which are
             ----
       Alternate Base Rate Loans, plus 2%, in each case from the date of such
                                  ----
       non-payment until such amount is paid in full (after as well as before judgment).

       SUBPART 2.5. Amendment to Section 5.1. Section 5.1 of the Existing Credit
                    ------------------------
Agreement is hereby amended as follows:

       (a) The "(c)" at the beginning of Section 5.1(c) is hereby deleted and replaced with a "(d)", and a new Section 5.1(c) is hereby added which reads as follows:

           (c) As soon as available and in any event within thirty (30) days after the end of each fiscal month of the Borrower beginning January 2002 other than the final month of each fiscal quarter, a company-prepared consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such month and related company-prepared statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such month and for the portion of the fiscal year ending with such month; and

      (b) The language following Section 5.1(c) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

           all such financial statements to be complete and correct in all material respects (subject, in the case of interim statements, to normal recurring year-end audit adjustments) and to be prepared in reasonable detail and, in the case of the annual, quarterly and monthly financial statements provided in accordance with subsections (a), (b) and (c) above, in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change, if any, in the application of accounting principles as provided in Section 1.3.

        SUBPART 2.6. Amendment to Section 5.2(b). Section 5.2(b) of the Existing
                     ---------------------------
Credit Agreement is hereby amended by adding "(i)" before the word "concurrently" at the beginning thereof and adding the following at the end thereof:

                "and (ii) concurrently with the delivery of the financial statements referred to in Section 5.1(c) above, a certificate of a Responsible Officer stating that the Borrower is in compliance with
           Section 5.9(b), which certificate shall include the calculations in reasonable detail required to indicate compliance with Section 5.9(b);

        SUBPART 2.7. Amendment to Section 5.9(a). Section 5.9(a) of the
                     ---------------------------
Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

        (a) Leverage Ratio. The Leverage Ratio as of the last day of each fiscal
            --------------
quarter of the Credit Parties shall be less than or equal to:

             Fiscal Year           March 31           June 30           September 30        December 31

             2001
             2002                                     4.50 to 1.0       4.50 to 1.0         4.50 to 1.0
             2003                  4.00 to 1.0        4.00 to 1.0       4.00 to 1.0         4.00 to 1.0
             2004                  3.75 to 1.0        3.75 to 1.0       3.75 to 1.0         3.75 to 1.0
             Thereafter            3.50 to 1.0


        SUBPART 2.8. Amendments to Section 5.9(b). Section 5.9(b) of the
                     ----------------------------
Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

        (b) Consolidated Net Worth. At all times, commencing with the fiscal
            ----------------------
quarter ending December 31, 2001, Consolidated Net Worth of the Borrower and its Subsidiaries shall be greater than or equal to (i) negative $15,000,000 plus
(ii) 50% of cumulative Consolidated Net Income (less cumulative distributions to LLC Members) commencing on January 1, 2002 (without deduction for any losses) plus (iii) 75% of the Net Cash Proceeds received by the Borrower or any of its Subsidiaries of any Equity Issuance by the Borrower or any of its Subsidiaries subsequent to the Third Amendment Effective Date.

        SUBPART 2.9. Amendments to Section 5.9(c). Section 5.9(c) of the
                     ----------------------------
Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

        (c) Interest Coverage Ratio. The Interest Coverage Ratio as of the last
            -----------------------
day of each fiscal quarter of the Credit Parties shall be greater than or equal to:

              Fiscal Year            March 31            June 30            September 30        December 31
              2001                                                                              1.65 to 1.0
              2002                   1.20 to 1.0         2.50 to 1.0        2.50 to 1.0         2.50 to 1.0
              Thereafter             2.50 to 1.0

        SUBPART 2.10. Amendments to Section 5.9(e). Section 5.9(e) of the
                      ----------------------------
Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

        (e) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio as of
            ---------------------------
the last day of each fiscal quarter of the Credit Parties commencing with the fiscal quarter ending June 30, 2002 shall be greater than or equal to 1.05 to 1.0.

        SUBPART 2.11. Additional Amendments to Section 5.9. Section 5.9 of the
                      ------------------------------------
Existing Credit Agreement is hereby amended by the addition of a paragraph (f) and (g) as follows:

        (f) Senior Leverage Ratio. The Senior Leverage Ratio as of the last day
            ----------------------
of each fiscal quarter of the Credit Parties shall be less than or equal to:

              Fiscal Year            March 31            June 30            September 30        December 31
              2001                                                                              3.6 to 1.0
              2002                   5.0 to 1.0

        (g) Capital Expenditures. The Borrower and its Subsidiaries shall not,
            --------------------
collectively, make or incur Capital Expenditures in excess of the following amounts during the indicated fiscal quarter:

              Fiscal Year            March 31            June 30            September 30        December 31
              2001                                                                              $1,750,000
              2002                   $1,500,000

             provided, however, that any amount permitted to be expended in any
             --------  -------
fiscal quarter, if not expended in such fiscal quarter for which it is permitted above may be carried over for expenditure in any of the following fiscal quarters through the fiscal quarter ending March 31, 2002.

         SUBPART 2.12. Additional Amendments to Article V. Article V of the
                       ----------------------------------
Existing Credit Agreement is hereby amended by adding the following Section 5.15 at the end thereof:

              Section 5.15 Delivery of Specific Quarterly Financial Statements.
                           ---------------------------------------------------
         Before 5:00 p.m. on July 5, 2002, the Borrower shall furnish to the Agent and each of the Lenders the financial statements required in
         Section 5.1(b) and the certificate of a Responsible Officer required in
         Section 5.2(b) for the fiscal quarter of the Borrower ending June 30, 2002. Failure to comply with the foregoing requirement shall be deemed to be an Event of Default pursuant to Section 7.1(c)(ii), but shall not be entitled to any cure or grace period specified therein. The parties hereto acknowledge that the financial statements and officer's certificate will be used by the Agent and the Lenders to determine if the Borrower is in compliance with the covenants in Section 5.9 prior to the interest payment to be made on the Subordinated Debt on July 15, 2002.

              SUBPART 2.13. Amendments to Section 6.1. Section 6.1 of the
                            --------------------------
Existing Credit Agreement is hereby amended as follows:

                  (a) Clause (j) is hereby deleted in its entirety and replaced with the following: "(j) [Intentionally Omitted]."

                  (b) Clause (k) is hereby deleted in its entirety and replaced with the following: "(k) [Intentionally Omitted]."

              SUBPART 2.14. Amendments to Section 6.5. Section 6.5 of the
                            --------------------------
Existing Credit Agreement is hereby amended by deleting clause (a)(iv) in its entirety and replacing it with the following: "(iv)[Intentionally Omitted]."

              SUBPART 2.15. Amendments to Section 6.8. Section 6.8 of the
                            --------------------------
         Existing Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

                  The Borrower will not, nor will it permit any Subsidiary to, create, form or acquire any Subsidiaries, except for Domestic Subsidiaries which are joined as Additional Credit Parties in accordance with the terms hereof.

              SUBPART 2.16. Amendments to Section 6.11. Section 6.11 of the
                            ---------------------------
Existing Credit Agreement is hereby amended as follows:

                  (a) Clause (d) is hereby amended by adding the following
              proviso at the end thereof:

               ;provided, however, that, on and after the Third Amendment
               ---------  -------
          Effective Date, in no event shall any such cash distribution be made to an LLC Member until such date as the Borrower has demonstrated to the satisfaction of the Agent that the Borrower is in compliance with all of the financial covenants set forth in Section 5.9 of the Existing Credit Agreement, as such Section was in effect on September 30, 1998 without giving effect to any subsequent amendments thereto (it being agreed that such cash distributions with accrued interest may be made once the Borrower has demonstrated such compliance),

               (b) The following sentence is hereby added at the end of thereof:

               During the period that the cash distribution described in clause
          (d) above is prohibited as described in the proviso contained therein, the Borrower may (if otherwise permitted under this Agreement) issue unsecured promissory notes to the LLC Members in a principal amount not in excess of the amount of the cash distribution that would otherwise have been payable to the LLC Members bearing interest at a rate no greater than ten percent (10%) per annum, compounded no more frequently than quarterly, with the interest thereon to be added to the principal amount thereof until such time as the cash distribution is paid to the LLC Members as allowed by the proviso.

               SUBPART 2.17. Additional Amendments to Article VI. Article VI of
                             -----------------------------------
the Existing Credit Agreement is hereby amended by adding the following Section
6.15 at the end thereof:

                  Section 6.15 Bank Accounts. The Borrower will not, nor will it
                               -------------
          permit any Subsidiary to, open, maintain or otherwise have any checking, savings or other accounts at any bank or other financial institution other than (a) any such accounts maintained with a Lender and (b) any such accounts maintained with one or more European financial institutions in an aggregate amount not to exceed $2,500,000.

                                    PART III
                                     WAIVER

     SUBPART 3.1. Application of Mandatory Prepayments. Notwithstanding the
                  ------------------------------------
requirements of Section 2.7(b)(iii) of the Existing Credit Agreement, the Lenders hereby waive the requirement that the Borrower prepay the Net Cash Proceeds of the sale of twist frames to Transamerica effectuated during September 2001; provided, however, that to the extent such Net Cash Proceeds
                --------  -------
exceed $2,150,000, this waiver shall not apply and the excess Net Cash Proceeds shall be applied in accordance with the terms of Section 2.7(b)(iii) of the Existing Credit Agreement.

               SUBPART 3.2 Auditor's Report. Notwithstanding the requirements of
                           ----------------
          Section 5.1(a) of the Existing Credit Agreement, with respect to the annual financial statements for fiscal year 2001 of the Borrower, the Lenders hereby waive the requirement that the Borrower deliver an auditor's report without a "going concern" or like qualification or exception so long as any "going concern" or like qualification or exception contained in the auditor's report is specifically stated to be made only because the Borrower is expected to have a net working capital deficiency as a result of treating the Loans provided under the Credit Agreement as current liabilities for accounting purposes.

                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

               SUBPART 4.1. Amendment Effective Date. This Amendment shall be
                            ------------------------
          and become effective as of the date hereof (the "Amendment Effective
                                                           -------------------
          Date") when all of the conditions set forth in this Part IV shall have
          ----                                                -------
          been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Third Amendment."
                                  ---------------

               SUBPART 4.2. Execution of Counterparts of Amendment. The Agent
                            --------------------------------------
          shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Lenders.

               SUBPART 4.3 Delivery of Legal Opinion. Receipt by the Agent of a
                           -------------------------
          legal opinion of counsel to the Credit Parties dated the date hereof in form and substance satisfactory to the Agent.

               SUBPART 4.4 Payment of Fees. The Borrower shall have paid (a) a
                           ---------------
          fee to the Agent in connection with this Amendment in an amount equal to 0.125% multiplied by the aggregate Commitments as of the date hereof for the account of each Lender pro rata according to such Lender's aggregate Commitment as of the date hereof; provided,
                                                               --------
          however, that such fee shall be payable only to those Lenders that
          -------
          shall have returned executed signature pages to this Amendment no later than 5:00 p.m. on Friday, December 14, 2001 as directed by the Agent and (b) the fees set forth in that certain fee letter between the Agent and the Borrower dated November 28, 2001.

                                     PART V
                                  MISCELLANEOUS

               SUBPART 5.1. Cross-References. References in this Amendment to
                            ----------------
          any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

               SUBPART 5.2. Instrument Pursuant to Existing Credit Agreement.
                            ------------------------------------------------
          This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

               SUBPART 5.3. References in Other Credit Documents. At such time
                            ------------------------------------
          as this Amendment shall become effective pursuant to the terms of Subpart 4.1, all references in the Existing Credit Agreement to the
          -----------
          "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

               SUBPART 5.4. Representations and Warranties of the Borrower. The
                            ----------------------------------------------
          Borrower hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment,
          (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Article III of the
                                                      -----------
          Existing Credit Agreement (as amended by this Amendment) are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof both before and after giving effect to the amendments contained herein.

               SUBPART 5.5. Counterparts. This Amendment may be executed by the
                            ------------
          parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

               SUBPART 5.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE
                            -------------
          A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

               SUBPART 5.7. Successors and Assigns. This Amendment shall be
                            ----------------------
          binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               SUBPART 5.8. Costs and Expenses. The Borrower agrees to pay all
                            ------------------
          reasonable costs and expenses of the Agent in connection with (a) the preparation, execution and delivery of this Amendment and (b) the performance of the anticipated document and security interest review, in each case, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC, and all previously incurred fees and expenses which remain outstanding on the Amendment Effective Date.

         [The remainder of this page has been left blank intentionally]

      Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                     ADVANCED GLASSFIBER YARNS LLC, a Delaware limited
--------                      liability company



                              By:    Catherine Cuisson
                                  ----------------------------------------------
                              Name:  Catherine Cuisson
                                    --------------------------------------------
                              Title:  Vice President and Chief Financial Officer
                                    --------------------------------------------

GUARANTORS:                   AGY CAPITAL CORP., a Delaware corporation
----------


                              By:    Catherine Cuisson
                                  ----------------------------------------------
                              Name:  Catherine Cuisson
                                    --------------------------------------------
                              Title: Vice President and Chief Financial Officer
                                     -------------------------------------------



                        [SIGNATURES CONTINUED]

AGENT AND LENDER:             FIRST UNION NATIONAL BANK, as a Lender and as
----------------              Agent


                              By:    Roger Pelz
                                  ---------------------------------------------
                              Name:  Roger Pelz
                                   --------------------------------------------
                              Title: Senior Vice President
                                     ------------------------------------------






                        [SIGNATURES CONTINUED]